UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 24, 2018

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey (State or Other Jurisdiction of Incorporation)	001-08359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		07719
(Address of Principal Executive Offices)		(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The 2018 Annual Meeting of Shareowners (the “Annual Meeting”) of New Jersey Resources Corporation (the “Company”) was held on January 24, 2018. At the Annual Meeting, of the 86,911,287 shares outstanding and entitled to vote as of the record date, 74,712,696 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting were as follows:
Item 1:    The Company’s shareowners elected the six directors nominated by the Company’s Board of Directors (the “Board”) for election to the Board at the Annual Meeting. Maureen A. Borkowski and Thomas C. O’Connor were each elected to serve until the Company’s 2019 Annual Meeting of Shareowners or until their respective successors are elected and qualified, and Donald L. Correll, M. William Howard, Jr., J. Terry Strange and George R. Zoffinger were each re-elected to serve until the Company’s 2021 Annual Meeting of Shareowners or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Maureen A. Borkowski	61,886,693	462,386	12,363,617
Thomas C. O’Connor	60,651,675	1,697,404	12,363,617
Donald L. Correll	61,791,819	557,260	12,363,617
M. William Howard, Jr.	61,608,755	740,324	12,363,617
J. Terry Strange	61,649,027	700,052	12,363,617
George R. Zoffinger	61,557,094	791,985	12,363,617

The terms of office of the following directors continued after the Annual Meeting: Laurence M. Downes, Robert B. Evans, Jane M. Kenny, Sharon C. Taylor and David A. Trice. Upon the retirement of Lawrence R. Codey at the Annual Meeting, the Board was reduced to 11 members.

Item 2:    The shareowners approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
60,134,377	1,677,613	537,089	12,363,617

Item 3:    The Company’s shareowners ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
74,143,198	370,449	199,049	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: January 26, 2018
By: /s/ Patrick J. Migliaccio
Patrick J. Migliaccio Senior Vice President and Chief Financial Officer